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                          UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934



                  Date of Report:  June 2, 1997
         Date of Earliest Event Reported:  May 19, 1997




                 AMERICAN CABLE TV INVESTORS 5, LTD.
       --------------------------------------------------

       (Exact name of Registrant as Specified in Charter)



  Colorado                 0-16784                  84-1048934
------------            ------------               -------------
(State of               (Commission                (IRS Employer
Formation)              File Number)             Identification No.)


          5619 DTC Parkway, Englewood, Colorado  80111
          --------------------------------------------
            (Address of Principal Executive Offices)


                       (303) 267-5500
      ---------------------------------------------------
      (Registrant's telephone number, including area code)

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Item 5.   Other Events

     As of May 19, 1997, American Cable TV Investors 5, Ltd. (the "Partnership" or "ACT 5") had processed requests in 1997 for the transfer of the Partnership's limited partner units ("Units") representing 5% of the total Units. In order to maintain ACT 5's partnership status for federal income tax purposes, no more than 5% of the Units can be transferred in any one tax year.
Accordingly, the Partnership will not process any additional requests for the transfer of Units for the remainder of 1997.

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                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                              AMERICAN CABLE TV INVESTORS 5, LTD.
                              (A Colorado Limited Partnership)

                              By:  IR-TCI PARTNERS V, L.P.,
                                   Its General Partner

                              By:  TCI VENTURES FIVE, INC.,
                                   A General Partner




Date: June 2, 1997            By:  /s/  Gary  K.  Bracken
                                   -----------------------------
                                   Gary K. Bracken
                                   Vice President and Controller
                                   (Principal Accounting Officer)